Exhibit 32

           CERTFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL
                          OFFICER OF SFB BANCORP, INC.

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      The undersigned hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and in connection with this Quarterly Report on Form 10-QSB, that:

            o the report fully complies with the requirements of Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended, and

            o the information contained in the report fairly presents, in all material respects, the Company's financial condition and results of operations.


/s/ Peter W. Hampton                              /s/ Bobby Hyatt
-------------------------------                   ------------------------------
Chief Executive Officer                           Chief Financial Officer

Dated: August 8, 2003

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.